PIMCO Funds

Supplement dated January 11, 2023, to the

Credit Bond Funds Prospectus (the “Prospectus”)

dated August 1, 2022, as supplemented from time to time

Disclosure Related to the PIMCO High Yield Fund and PIMCO High Yield Spectrum Fund

(each, a “Fund” and together, the “Funds”)

Effective immediately, the PIMCO High Yield Fund’s portfolio is jointly and primarily managed by Andrew Jessop, Sonali Pier and David Forgash. Accordingly, effective immediately, the paragraph in the “Investment Adviser/Portfolio Managers” section of the PIMCO High Yield Fund’s Fund Summary in the Prospectus is deleted and replaced with the following:

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by Andrew Jessop, Sonali Pier and David Forgash. Mr. Jessop is a Managing Director of PIMCO, and he has managed the Fund since January 2010. Ms. Pier is a Managing Director of PIMCO, and she has managed the Fund since July 2019. Mr. Forgash is an Executive Vice President of PIMCO, and he has managed the Fund since January 2023.

Effective immediately, the PIMCO High Yield Spectrum Fund’s portfolio is jointly and primarily managed by Andrew Jessop, Sonali Pier, David Forgash and Charles Watford. Accordingly, effective immediately, the paragraph in the “Investment Adviser/Portfolio Managers” section of the PIMCO High Yield Spectrum Fund’s Fund Summary in the Prospectus is deleted and replaced with the following:

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by Andrew Jessop, Sonali Pier, David Forgash and Charles Watford. Mr. Jessop is a Managing Director of PIMCO, and he has managed the Fund since its inception in September 2010. Ms. Pier is a Managing Director of PIMCO, and she has managed the Fund since July 2019. Mr. Forgash is an Executive Vice President of PIMCO, and he has managed the Fund since January 2023. Mr. Watford is an Executive Vice President of PIMCO, and he has managed the Fund since January 2023.

In addition, effective immediately, disclosure concerning each Fund’s portfolio managers in the table in the “Management of the Funds—Individual Portfolio Managers” section of the Prospectus is deleted and replaced with the following:

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO High Yield PIMCO High Yield Spectrum PIMCO Low Duration Credit	David Forgash	1/23 1/23 4/20

Executive Vice President, PIMCO. Mr. Forgash is a portfolio manager and head of global leveraged loans. In addition to being the lead portfolio manager for leveraged loans, he is also a member of the high yield and multi-sector credit teams. Prior to joining PIMCO in 2018, he was a senior portfolio manager at Millennium Capital Partners, investing across European credit. Previously, he was an executive director of European credit trading at Morgan Stanley, a managing director of U.S. credit trading at Greenwich Capital and a vice president in credit trading at Lehman Brothers. He has investment experience since 1994 and holds an MBA from the Stern School of Business at New York University. He received an undergraduate degree in economics from the University of Delaware.

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO High Yield PIMCO High Yield Spectrum	Andrew Jessop	1/10 9/10*

Managing Director, PIMCO. Mr. Jessop joined PIMCO in 2009, as a senior portfolio manager and head of the high yield team. Prior to joining PIMCO, he was a managing director, portfolio manager and co-head of the high yield group at Goldman Sachs Asset Management, where he spent twelve years.

PIMCO Diversified Income PIMCO High Yield PIMCO High Yield Spectrum	Sonali Pier	2/17 7/19 7/19

Managing Director, PIMCO. Ms. Pier is a portfolio manager focusing on multi-sector credit opportunities. Prior to joining PIMCO in 2013, she was a senior credit trader at J.P. Morgan, trading cash, recovery and credit default swaps across various sectors. She has investment experience since 2003 and holds an undergraduate degree in economics from Princeton University.

PIMCO Diversified Income PIMCO High Yield Spectrum	Charles Watford	12/22 1/23

Executive Vice President, PIMCO. Mr. Watford is an executive vice president and portfolio manager in the London office, focusing on high yield. He is also a research analyst focused on the European automotive and real estate sectors. Prior to joining PIMCO in 2007, Mr. Watford was a management consultant at McKinsey & Company and an investment banking analyst at Morgan Stanley. He has investment experience since 2002 and holds an MBA from the Wharton School of the University of Pennsylvania. He also holds a master’s degree in chemistry from the University of Oxford.

Investors Should Retain This Supplement for Future Reference

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